September 26, 2007

Golfsmith International, L.P
11000 North IH-35
Austin, Texas 78753

Ladies and Gentlemen:

We refer to the First Amendment, dated as of the date hereof (the “First Amendment”), to Amended and Restated Credit Agreement, dated as of June 20, 2006 (the “Credit Agreement”) among Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C. (collectively, “Borrowers”), the other Credit Parties signatory thereto, General Electric Capital Corporation (“GE Capital”) as Agent (in such capacity, “Agent”) and the Lenders signatory thereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

As a condition to the effectiveness of the First Amendment, the Borrowers hereby agree to pay to Agent in cash an amendment fee of $125,000, which amendment fee shall be fully earned and non-refundable upon receipt by Agent.

In connection with entering into the First Amendment (and the increase in the Commitments effected thereby), Borrowers and the other Credit Parties hereby agree that Agent shall be entitled, at any time following consultation with the Borrowers, to modify the Credit Agreement in the following manner if GE Capital determines that such modification is advisable to complete the syndication of the Commitments under the Credit Agreement such that GE Capital’s Commitment under the Credit Agreement has been reduced to $65,000,000: clause (a) of the definition of “Borrowing Availability” may be modified to increase the dollar figure therein to an amount up to $5,000,000. Each of the Borrowers and the Credit Parties hereby agrees to execute and deliver any amendment or other documentation necessary to effect such implemented modifications.

Sincerely,

GENERAL ELECTRIC CAPITAL CORPORATION

	By:	/ s / William J. Kane

	Name:	William J. Kane

	Title:	Duly Authorized Signatory
AGREED AND ACCEPTED:
BORROWERS:
GOLFSMITH INTERNATIONAL, L.P.
By: Golfsmith GP L.L.C., as General Partner
By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer

GOLFSMITH NU, L.L.C.

By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer

GOLFSMITH USA, L.L.C.

By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer

CREDIT PARTIES:

GOLFSMITH INTERNATIONAL, INC.

By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer

GOLFSMITH GP, L.L.C.

By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer

GOLFSMITH DELAWARE, L.L.C.

By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer

GOLFSMITH CANADA, L.L.C.

By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer

GOLFSMITH EUROPE, L.L.C.

By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer

GOLFSMITH LICENSING, L.L.C.

By:	/ s / Virginia Bunte

Name:	Virginia Bunte

Title:	Chief Financial Officer